EXHIBIT 99.2

N E W S R E L E A SE

For Immediate Release
One American Row
PO Box 5056
Hartford CT 06102-5056
www.phoenixwm.com

Contacts:
Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman, 860-403-7100 pnx.ir@phoenixwm.com

Todd Miller, 203-378-1152 x149 tmiller@cjpcom.com

Phoenix Forms Distribution Company and Announces Agreement with

Edward Jones Financial Advisors

HARTFORD, Conn., November 3, 2009 – The Phoenix Companies, Inc. (NYSE:PNX) today announced that it has formed a distribution company, Saybrus PartnersSM, Inc., and that Saybrus has an agreement with financial services firm Edward Jones to provide life insurance consulting services to the firm's financial advisors.

Phoenix formed Saybrus as part of a series of actions to strengthen its market position and strategy. Saybrus provides dedicated consultation services to partner companies, as well as support for Phoenix’s product line within its own distribution channels.

“Establishing Saybrus is an important first step in executing our growth strategy, which includes leveraging our existing capabilities in innovative ways. Through Saybrus, we can leverage our exceptional life insurance expertise, our solutions-based approach, and our proven ability to support financial advisors,” said James D. Wehr, president and chief executive officer of Phoenix.

Saybrus’ wealth management consultants will work with more than 11,700 Edward Jones financial advisors, helping them match insurance products to meet their clients' needs. The initial three-year agreement focuses Saybrus consultants on two new insurance carriers in the Edward Jones retail distribution network, John Hancock Life Insurance Company (U.S.A.) and Pacific Life Insurance Company, both of which have a selling agreement with Edward Jones.

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Edward W. Cassidy, Phoenix’s executive vice president of distribution, was named managing principal of Saybrus. He said, “Saybrus is well-positioned to provide companies like Edward Jones with a comprehensive and effective sales organization that has both wholesaling and ‘assisted sales’ expertise.

“We are delighted to partner with one of the most widely and highly respected financial services firms in the industry to give them one-on-one support to help their financial advisors solve their clients’ insurance needs,” Mr. Cassidy said.

Merry Mosbacher, a principal responsible for insurance marketing at Edward Jones, said, “Life insurance is a foundational need of our clients, which is why we are expanding our offerings. Our agreement with Saybrus will enhance our ability to serve our clients by bringing them proven life insurance strategies customized for their individual needs to help in reaching their financial goals.”

ABOUT PHOENIX

Dating to 1851, The Phoenix Companies, Inc. (NYSE:PNX) provides financial solutions using life insurance and annuities, with particular expertise in the high-net-worth and affluent market. In 2008, Phoenix had annual revenues of $2.0 billion and total assets of $25.8 billion. It is headquartered in Hartford, Connecticut. For more information, visit www.phoenixwm.com.

ABOUT SAYBRUS

Saybrus Partners, Inc. is an organization of experienced insurance professionals that offers select business partners a unique approach to solutions-based planning. It is a wholly owned subsidiary of The Phoenix Companies, Inc., with corporate headquarters in Hartford, Connecticut and consulting representatives located across the United States. For more information, visit www.saybruspartners.com.

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ABOUT EDWARD JONES

Edward Jones provides financial services for individual investors in the United States and, through its affiliates, in Canada and the United Kingdom. Every aspect of the firm's business, from the types of investment options offered to the location of branch offices, is designed to cater to individual investors in the communities in which they live and work. The firm's 11,700-plus financial advisors work directly with nearly 7 million clients to understand their personal goals – from college savings to retirement – and create long-term investment solutions that emphasize a well-balanced portfolio and a buy-and-hold strategy. Edward Jones embraces the importance of building long-term, face-to-face relationships with clients, helping them to understand and make sense of the investment options available today. Edward Jones, which ranked No. 2 on FORTUNE magazine's "100 Best Companies to Work For 2009," is headquartered in St. Louis.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon our current expectations and beliefs concerning trends and future developments and their potential effects on the company. They are not guarantees of future performance. Our actual business, financial condition and results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the effect of continuing adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iii) the possibility of losses due to defaults by others including, but not limited to, issuers of fixed income securities; (iv) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (v) the effect of guaranteed benefits within our products; (vi) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (vii) further downgrades in our debt or financial strength ratings; (viii) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our pricing expectations; (ix) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (x) our dependence on non-affiliated distributors for our product sales; (xi) our dependence on third parties to maintain critical business and administrative functions; (xii) our ability to attract and retain key personnel in a competitive environment; (xiii) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xiv) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xv) the potential need to fund deficiencies in our Closed Block; (xvi) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xvii) the possibility that the actions and initiatives of the U.S. Government, including those that we elect to participate in, may not improve adverse economic and market condition generally or our business, financial condition and results of operations specifically; (xviii) other legislative or regulatory developments; (xix) legal or regulatory actions; (xx) changes in accounting standards; (xxi) the potential effects of the spin-off of our former asset management subsidiary; (xxii) the potential effect of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results; (xxiii) the risks related to a man-made or natural disaster; and (xxiv) other risks and uncertainties described herein or in any of our filings with the SEC. We undertake no obligation to update or revise

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publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

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